[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002


[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             REAL ESTATE
                             INVESTMENT FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John T. Donnelly+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Richard R. Gable+                                        (To use this service, your phone must be equipped
Thomas V. Pedulla+                                       with a Telecommunications Device for the Deaf.)

CUSTODIANS                                               For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
225 Franklin Street, Boston, MA 02110                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
JP Morgan Chase Bank
One Chase Manhattan Plaza                                WORLD WIDE WEB
New York, NY 10081                                       www.mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ Sun Capital Advisers, Inc.

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience over during eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2002, the fund had a total return of -6.41%, including the reinvestment of any dividends and capital gains distributions. This compares to a -8.72% return over the same period for the Morgan Stanley Real Estate Investment Trust (REIT) Index (the Morgan Index). The Morgan Index is an unmanaged, total return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

In the second half of 2002, the Morgan Index performed almost in-line with the Dow Jones Industrial Average (DJIA), a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry, and the National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index, an unmanaged, market-weighted index of all over-the-counter common stocks traded on the NASDAQ, which were down -8.70% and -8.54%, respectively. This performance reflected a downward trend in REIT performance after positive returns throughout the calendar year 2002. The fund's returns clearly were affected by this trend.

Retail REITs were the best performers for the fund over the second half of 2002 and have been for the last twelve months as well. Outlet center, regional mall, triple net lease, industrial, and strip center property types all registered strong performance. These retail-oriented property types dominated the top spots in the REIT performance rankings during the period on the strength of consumer spending and healthy property level fundamentals. On the flip side, the apartment, manufactured home, and office sectors faired the worst overall, as all registered negative returns for the period and each played a role in the fund's negative performance. The self-storage and diversified sectors also underperformed the Morgan Index.

The U.S. economy muddled along in 2002 and many experts feel that the plodding pace may continue late into 2003, which does not bode well for increased capital expenditures and job growth, two large drivers of demand for real estate. Most well-managed REITs have tried to make the most of the situation by pruning their lowest yielding assets, shoring up their balance sheets, and avoiding as much market risk as possible by focusing on assets with stable cash flows. We believe this type of activity may very well continue as long as interest rates remain low, and high levels of occupancy and low risk are in demand. If and when a market upswing is visible, we expect to see properties with vacancies to be in greater demand because of the opportunities to increase their value.

The portfolio's makeup at the end of the period was broadly diversified. For example, we were underweight in the apartment sector at the end of the period, and we anticipate remaining underweight until earnings approach what we feel will be their trough level. Although that sector does feature shorter lease terms that could allow it to quickly capture higher rental rates when the economy begins to recover, low interest rates and increasing unemployment have continued to keep pressure on the renter-by-choice demographic.

In contrast, we were overweight in the office sector at the end of the period, even though that sector underperformed during the six-month period. This is a property type that, while still battling with increasing vacancy and decreasing rents, has traded at a significant discount to net asset value, and is not subject to new supply. Earnings have been the most predictable in the defensive strip center and regional mall sectors. Hence, we have overweighted our position in both property types. We feel the long leases and limited development exposure may help these and other retail-oriented REITs to continue to deliver predictable earnings growth going forward, however, it could be difficult to duplicate the same levels of growth because there have been fewer acquisition opportunities, and retailers have begun to slow their unit growth.

In addition to prudent sector allocation, we have focused our portfolio management efforts on selecting companies that we believe have the financial strength to sustain their dividends, and on companies with above-average growth prospects compared to their peers. In the past, this strategy has helped the fund maintain a dividend yield similar to that of its benchmark. (The average dividend yield for the portfolio as of December 31, 2002, was 6.73%, compared to the Morgan Index average of 7.13%.)

We feel that part of the reason why REIT performance suffered in the fourth quarter of 2002 was because investors were searching for a recovery in the US economy; many of them recognized that real estate fundamentals had been deteriorating, and that earnings estimates were either too high for many property types, or at or near peak levels for other property types, mainly retail-oriented REITs. At the same time, some battered companies in the broader market indices began to experience a bottoming of fundamentals, causing many investors to determine that REITs were not attractive investments on a relative basis.

Despite the lagging fourth quarter performance for REITs, it should be pointed out that the Morgan Index did outperform the total returns of most major stock indices for the year 2002. (Morgan Index up 3.64%; DJIA down 15.01%; Standard & Poor's 500 Stock Index down 22.10%; and NASDAQ down 31.26%.) It is also worth mentioning that the Russell 3000 Value Index outperformed the Russell 3000 Growth Index by a wide margin in 2002. (-15.18% return for the Value Index compared to a -28.04% return for the Growth Index.) This is important to note because REITs came to be viewed as defensive stocks by many investors in 2002, a common characteristic of the value-oriented stocks that make up the Russell 3000 Value Index. (See below for index definitions.)

We view the investment environment at the beginning of 2003 as one in which a broadly diversified REIT portfolio is essential, as we feel that the prospects for growth are significantly different among the various property types. Even though they have struggled of late, in our opinion, their yield potential makes REITs an attractive option for investors seeking to add balance to their overall portfolios.

    Respectfully,
/s/ John T. Donnelly       /s/ Richard R. Gable           /s/ Thomas V. Pedulla
    John T. Donnelly           Richard R. Gable               Thomas V. Pedulla
    Portfolio Manager          Portfolio Manager              Portfolio Manager

The opinions expressed in this report are those of the portfolio managers, and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

(The Standard & Poor's 500 Stock Index is a commonly used measure of the broad stock market; The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

FUND FACTS

Objective:  Capital appreciation is the main objective and the secondary objective is to provide current income and growth of income.

Commencement of investment operations: December 29, 2000

Size: $3.6 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

                                                6 Months     1 Year       Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         -6.41%      +5.78%     +19.22%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --       +5.78%     + 9.16%
-------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, December 29, 2000, through December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small companies is riskier than investing in more-established companies.

The portfolio has the same risks affecting direct investments in real estate. These securities are more susceptible to adverse developments than are more broadly diversified investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2002

Real Estate Investment Trusts - 97.0%
----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                    SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
  Apartments - 15.4%
    Apartment Investment & Management Co., "A"                                             4,848      $  181,703
    Archstone-Smith Trust                                                                  4,628         108,943
    Avalonbay Communities, Inc.                                                            2,870         112,332
    BRE Properties, Inc.                                                                   4,777         149,042
                                                                                                      ----------
                                                                                                      $  552,020
----------------------------------------------------------------------------------------------------------------
  Diversified - 4.3%
    Vornado Realty Trust                                                                   4,130      $  153,636
----------------------------------------------------------------------------------------------------------------
  Hotels - 3.8%
    Starwood Hotels & Resorts Worldwide, Inc.                                              5,763      $  136,814
----------------------------------------------------------------------------------------------------------------
  Mixed - 8.5%
    Duke Realty Corp.                                                                      5,607      $  142,698
    Reckson Associates Realty Corp.                                                        7,613         160,254
                                                                                                      ----------
                                                                                                      $  302,952
----------------------------------------------------------------------------------------------------------------
  Office - 24.7%
    Boston Properties, Inc.                                                                6,127      $  225,841
    Equity Office Properties Trust                                                         3,676          91,826
    Highwoods Properties, Inc.                                                             6,416         141,794
    Mack-Cali Realty Corp.                                                                 4,798         145,379
    SL Green Realty Corp.                                                                  8,863         280,071
                                                                                                      ----------
                                                                                                      $  884,911
----------------------------------------------------------------------------------------------------------------
  Regional Malls - 16.5%
    CBL & Associates Properties, Inc.                                                      4,955      $  198,448
    General Growth Properties, Inc.                                                        3,576         185,952
    Macerich Co.                                                                           4,538         139,544
    Simon Property Group, Inc.                                                             1,935          65,925
                                                                                                      ----------
                                                                                                      $  589,869
----------------------------------------------------------------------------------------------------------------
  Shopping Centers - 13.5%
    Developers Diversified Reality Corp.                                                   4,858      $  106,827
    Federal Realty Investment Trust                                                        5,106         143,581
    IRT Property Co.                                                                       7,795          92,527
    Kimco Reality Corp.                                                                    4,566         139,902
                                                                                                      ----------
                                                                                                      $  482,837
----------------------------------------------------------------------------------------------------------------
  Storage - 3.3%
    Shurgard Storage Centers, Inc.                                                         3,734      $  117,024
----------------------------------------------------------------------------------------------------------------
  Warehouse and Industrial - 7.0%
    CenterPoint Properties Corp.                                                           2,296      $  131,216
    ProLogis Trust                                                                         4,707         118,381
                                                                                                      ----------
                                                                                                      $  249,597
----------------------------------------------------------------------------------------------------------------
Total REITs (Identified Cost, $3,301,535)                                                             $3,469,660
----------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.9%
----------------------------------------------------------------------------------------------------------------
  Mutual Funds
    State Street Global Advisers Money Market Fund, at Amortized Cost                     31,380      $   31,380
----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,332,915)                                                       $3,501,040
Other Assets, Less Liabilities - 2.1%                                                                     75,239
----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                   $3,576,279
----------------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,332,915)                $3,501,040
  Cash                                                                   25,128
  Receivable from investment adviser                                     34,416
  Interest and dividends receivable                                      27,951
                                                                     ----------
      Total assets                                                   $3,588,535
                                                                     ----------
Liabilities:
  Distributions payable                                              $       12
  Payable to affiliates -
    Management fee                                                           65
    Shareholder servicing agent fee                                           1
  Accrued expenses and other liabilities                                 12,178
                                                                     ----------
      Total liabilities                                              $   12,256
                                                                     ----------
Net assets                                                           $3,576,279
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $3,392,459
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        168,125
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (14,671)
  Accumulated undistributed net investment income                        30,366
                                                                     ----------
      Total                                                          $3,576,279
                                                                     ==========
Shares of beneficial interest outstanding                             337,115
                                                                      =======

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $10.61
                                                                       ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $ 126,144
    Interest                                                                409
                                                                      ---------
      Total investment income                                         $ 126,553
                                                                      ---------
  Expenses -
    Management fee                                                    $  12,426
    Trustees' compensation                                                  556
    Shareholder servicing agent fee                                         134
    Administrative fee                                                       26
    Registration fees                                                    10,185
    Legal fees                                                            9,319
    Auditing fees                                                         7,550
    Printing                                                              2,301
    Custodian fee                                                         1,699
    Postage                                                                   2
    Miscellaneous                                                         5,130
                                                                      ---------
      Total expenses                                                  $  49,328
    Fees paid indirectly                                                   (711)
    Reduction of expenses by investment adviser                         (34,416)
                                                                      ---------
      Net expenses                                                    $  14,201
                                                                      ---------
        Net investment income                                         $ 112,352
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                      $   4,081
                                                                      ---------
  Change in unrealized depreciation on investments                    $(360,898)
                                                                      ---------
    Net realized and unrealized loss on investments and
      foreign currency                                                $(356,817)
                                                                      ---------
      Decrease in net assets from operations                          $(244,465)
                                                                      =========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED            YEAR ENDED
                                                                              DECEMBER 31, 2002         JUNE 30, 2002
                                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                              $  112,352            $  197,321
  Net realized gain on investments and foreign currency transactions                      4,081                17,024
  Net unrealized gain (loss) on investments and foreign currency translation           (360,898)              356,389
                                                                                     ----------            ----------
      Increase (decrease) in net assets from operations                              $ (244,465)           $  570,734
                                                                                     ----------            ----------
Distributions declared to shareholders -
  From net investment income                                                         $ (148,467)           $ (180,732)
  From net realized gain on investments and foreign currency transactions               (40,374)              (22,711)
                                                                                     ----------            ----------
      Total distributions declared to shareholders                                   $ (188,841)           $ (203,443)
                                                                                     ----------            ----------
Net increase in net assets from fund share transactions                              $  188,829            $  203,430
                                                                                     ----------            ----------
      Total increase (decrease) in net assets                                        $ (244,477)           $  570,721
Net assets:
  At beginning of period                                                             $3,820,756            $3,250,035
                                                                                     ----------            ----------
  At end of period (including accumulated undistributed net investment
    income of $30,366 and $66,481, respectively)                                     $3,576,279            $3,820,756
                                                                                     ==========            ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED            YEAR ENDED        PERIOD ENDED
                                                                DECEMBER 31, 2002         JUNE 30, 2002      JUNE 30, 2001*
                                                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $11.97                $10.83              $10.00
                                                                           ------                ------              ------
Income from investment operations# -
  Net investment income(S)                                                  $0.35                 $0.64               $0.27
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                   (1.12)                 1.18                0.56
                                                                           ------                ------              ------
      Total from investment operations                                     $(0.77)                $1.82               $0.83
                                                                           ------                ------              ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.46)               $(0.60)              $ --
  From net realized gain on investments and foreign currency
    transactions                                                            (0.13)                (0.08)               --
                                                                           ------                ------              ------
      Total distributions declared to shareholders                         $(0.59)               $(0.68)               --
                                                                           ------                ------              ------
Net asset value - end of period                                            $10.61                $11.97              $10.83
                                                                           ======                ======              ======
Total return                                                                (6.41)%++             17.62%               8.30%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                               0.84%+                0.84%               0.84%+
    Net investment income                                                    6.32%+                5.76%               5.39%+
Portfolio turnover                                                              6%                   29%                  7%
Net assets at end of period (000 Omitted)                                  $3,576                $3,821              $3,250

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:
        Net investment income                                               $0.24                 $0.49               $0.08
        Ratios (to average net assets):
          Expenses##                                                         2.77%+                2.15%               4.59%+
          Net investment income                                              4.39%+                4.45%               1.64%+

 * For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  Business and Organization
MFS Institutional Real Estate Investment Fund (the fund) is a non-diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                              JUNE 30, 2002       JUNE 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                $203,443            $   --

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

           Undistributed ordinary income                $ 50,002
           Undistributed long-term capital gain           17,194
           Capital loss carryforward                       --
           Unrealized gain                               549,930
           Other temporary differences                     --

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.70% of the fund's average daily net assets. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Sun Capital Advisers, Inc. to assist in the performance of its services. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                      0.0175%
                Next $2.5 billion                     0.0130%
                Next $2.5 billion                     0.0005%
                In excess of $7 billion               0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $394,204 and $220,244, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $3,332,915
                                                                    ----------
Gross unrealized appreciation                                       $  359,803
Gross unrealized depreciation                                         (191,678)
                                                                    ----------
    Net unrealized appreciation                                     $  168,125
                                                                    ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                  SIX MONTHS ENDED DECEMBER 31, 2002    YEAR ENDED JUNE 30, 2002
                                                  ----------------------------------   -------------------------
                                                               SHARES         AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions                                             17,831       $188,829       19,264       $203,430
                                                               ------       --------       ------       --------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended June 30, 2002, was $14. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.




                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IRT-3  02/03 65